John Hancock High Yield Tax-Free Fund
                         John Hancock Tax-Free Bond Fund
                             (together, the "funds")

                     Supplement to Class A and B Prospectus

            (to be distributed to investors in the State of Maryland)


The funds' goal, strategy and primary investment policies are described on page 6 and page 12 of the prospectus. The funds may also use additional investment practices which have specific risks associated with them. Particularly, please note that the funds may engage in transactions in some or all of the following derivative instruments: financial futures and related options, securities and index options, participation interests, swaps, caps, floors and collars. The risks associated with their use include: interest rate risk, market risk, hedged or speculative leverage risk, correlation risk, liquidity risk, credit risk, information risk, valuation risk and opportunity risk. These instruments and other "higher-risk securities and practices" (and their associated risks) are described on pages 24 and 25 of the prospectus.


For John Hancock High Yield Tax-Free Fund, the description of the fund's goal, strategy and primary investment policies on page 6 is supplemented as follows:

    In seeking a high level of current income that is largely exempt from federal income tax and is consistent with reasonable safety of capital, the adviser will evaluate the level of risk inherent to particular securities when considering the level of income offered by these securities. The risks associated with these securities are defined under the heading "More About Risk" on page 26 of the prospectus. There is no assurance that the fund will achieve its goal.